March 29, 2019

DREYFUS FAMILY OF FUNDS
Certain Retail and Government Money Market Funds Only

Supplement to Current Summary Prospectus and Prospectus

Effective on or about June 3, 2019 (the "Effective Date"), The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation and the fund's investment adviser, will change its name to "BNY Mellon Investment Adviser, Inc."  As of the Effective Date, all information in the fund's summary prospectus and prospectus relating to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc."

On the Effective Date, Dreyfus Investments Division will change its name to "BNY Mellon Institutional Services."  As of the Effective Date, all information in the fund's summary prospectus and prospectus, as applicable, relating to "Dreyfus Investments Division" will relate to "BNY Mellon Institutional Services."

On the Effective Date, MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus and the fund's distributor, will change its name to "BNY Mellon Securities Corporation."  As of the Effective Date, all information in the fund's prospectus relating to "MBSC Securities Corporation" or "MBSC" will relate to "BNY Mellon Securities Corporation."

There is no change to the fund's name or to the names of any Dreyfus-managed money market funds.  However, as of the Effective Date, references to the "Dreyfus Family of Funds" or "Dreyfus Funds" in the fund's prospectus will refer to the "BNY Mellon Family of Funds" and "funds in the BNY Mellon Family of Funds," respectively.  In addition, as of the Effective Date, references to "1-800-DREYFUS" and "info@dreyfus.com" in the fund's summary prospectus, as applicable, and prospectus will be replaced with "1-800-373-9387" and "info@bnymellon.com," respectively.  References, however, to "dreyfus.com" in the fund's summary prospectus, if applicable, and prospectus, and to "Dreyfus money market funds" on the back cover page of the fund's prospectus will be retained.

As of the Effective Date, the address of Dreyfus (BNY Mellon Investment Adviser, Inc.) is 240 Greenwich Street, New York, New York 10286.

On and after the Effective Date, written requests to purchase or sell fund shares, if applicable, should be mailed to BNY Mellon Shareholder Services, instead of Dreyfus Shareholder Services, if you are investing (or have invested) directly through the fund, or to BNY Mellon Institutional Department, instead of Dreyfus Institutional Department, if you are investing (or have invested) in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan.  The respective mailing addresses listed in the fund's summary prospectus and prospectus remain the same.  In addition, on and after the Effective Date, if applicable, you may establish automatic withdrawals to sell shares in a regular account by completing an Automatic Withdrawal Form, instead of a Dreyfus Automatic Withdrawal Form.

As of the Effective Date, references, as applicable, to "Dreyfus' automatic investment services," "Dreyfus Express® automated account access system," "Dreyfus-sponsored Retirement Plans," "Dreyfus-sponsored IRAs" and "Dreyfus-sponsored Coverdell Education Savings Accounts" in the fund's prospectus will refer to "Automatic Investment Services," "Express voice-activated account access system," "Retirement Plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," "IRAs sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," and "Coverdell Education Savings Accounts sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," respectively, and reference to a "Dreyfus representative" in the fund's prospectus will refer to a "BNY Mellon Funds Representative."  In addition, as of the Effective Date, the names of certain shareholder privileges and services described in the fund's prospectus, as applicable, will be changed as follows:

Old Name of Privilege or Service	New Name of Privilege or Service
Dreyfus Automatic Asset Builder®	Automatic Asset Builder
Dreyfus Auto-Exchange Privilege	Auto-Exchange Privilege
Dreyfus Automatic Withdrawal Plan	Automatic Withdrawal Plan
Dreyfus Payroll Savings Plan	Payroll Savings Plan
Dreyfus Government Direct Deposit	Government Direct Deposit
Dreyfus Dividend Sweep	Dividend Sweep
Dreyfus TeleTransfer Privilege	TeleTransfer Privilege
Dreyfus Express® Voice-Activated System	Express Voice-Activated System
Dreyfus Advisor Services	BNY Mellon Advisor Services

The changes described above will have no effect on fund shareholders or their fund accounts.

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